Exhibit 10.13

Timberline Resources Corporation

2005 Equity Incentive Plan

Adopted February  7,  2005

Approved by Shareholders September 23, 2005

Termination Date:  February 7, 2010

1.

Purposes.

(a)

Available Stock Awards.  The purpose of this Plan is to provide a means by which Eligible Recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:  (i) Incentive Stock Options, (ii) Non-qualified Stock Options, (iii) Stock Bonuses, and (iv) Stock Appreciation Rights.

(b)

General Purpose.  The Company, by means of this Plan, seeks to retain the services of Eligible Recipients, to secure and retain the services of new members of this group, and to provide incentives for Participants to exert maximum efforts for the success of the Company and its Affiliates.

2.

Definitions.

(a)

“Affiliate” of the Company means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in §§424(e) and (f), respectively, of the Code.

(b)

“Board” means the board of directors of the Company, as such board may be duly constituted from time to time.

(c)

“Bonus Shares” means the shares of Common Stock issued or issuable pursuant to an award of a Stock Bonus.

(d)

 “Business of the Company” as of any designated date means (i) mineral exploration and development, and (ii) any other business conducted or publicly announced by the Company or any of its Affiliates, if any, as of such date.

(e)

Termination for “Cause” means termination of a Participant’s employment or other association with the Company principally due to and within thirty (30) days following actual knowledge of the Board of any of the following:

(i)

indictment, conviction or a plea of nolo contendre of the Participant of any crime involving moral turpitude, or any felony;

(ii)

any willful misconduct, gross negligence, or gross neglect of the Participant’s duties to the Company;

(iii)

any illegal use by the Participant of any controlled substances, or any severe alcoholic intoxication on Company premises;

(iv)

any discrimination by the Participant against or harassment of the Company’s employees, customers, vendors or guests, which behavior is illegal or civilly actionable under federal or state law;

(v)

falsification of any report or document (regardless of medium) by the Participant, related to the business of the Company;

(vi)

failure to use best efforts to comply with any reasonable legal directive of the Board or of the Company’s Chief Executive Officer, which failure continues after warning;

(vii)

any repeated material violation of any generally applicable written Company policy;  or

(viii)

any breach by the Participant of any Employment Agreement or Confidentiality Agreement to which the Participant may be subject, which breach is not cured to the Company’s reasonable satisfaction within ten (10) days following written notice thereof by Company to the Participant.

Occasional, unrelated, unrepeated, ordinary mistakes shall not constitute grounds for termination of a Participant for Cause, for purposes of this Plan.

(f)

“Change of Control” means (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other corporation or other entity, or a merger of another corporation or other entity into the Company, or any other corporate reorganization, in connection with any of which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization, or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of fifty percent (50%) of the Company’s outstanding voting power is transferred.

(g)

 “Code” means the Internal Revenue Code of 1986, as amended.

(h)

“Committee” shall have the meaning set forth in §3(a), below.

(i)

“Common Stock” means the voting Common Stock of the Company.

(j)

“Company” means Timberline Resources Corporation, an Idaho corporation.

(k)

“Consultant” means any person (i) engaged full-time or part-time by the Company or an Affiliate of the Company to render consulting or advisory services and who is compensated for such services, or (ii) who is a member of the board of directors of an Affiliate of the Company.

2.

(l)

“Continuous Service” of a Participant means that the Participant’s service with the Company or an Affiliate of the Company, whether as an Employee, Director or Consultant, is not interrupted.  A Participant’s Continuous Service shall not be deemed to have been interrupted merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate of the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service  (for example, a change in status from an Employee of the Company to a Consultant of an Affiliate of the Company or a Director of the Company will not constitute an interruption of Continuous Service).  Authorized vacations and other authorized leaves of absence (such as sick leave, military leave, maternity leave, and jury duty) shall not result in interruption of Continuous Service.  The Board shall determine in its sole discretion whether Continuous Service shall be considered interrupted in the case of any unauthorized leave of absence of a Participant.

(m)

 “Director” means a member of the Board, as the Board may be duly constituted from time to time.

(n)

“Disability” means the permanent and total disability of a person within the meaning of §22(e)(3) of the Code.

(o)

“Eligible Recipients” means the Employees, Directors and Consultants of the Company.

(p)

 “Employee” means any person employed by the Company or an Affiliate of the Company.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate of the Company shall not be sufficient to constitute “employment” by the Company or an Affiliate of the Company.

(q)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)

“Fair Market Value” or “FMV” of a share of Common Stock means:

(i)

in connection with any effective registration under the Securities Act and public sale of Common Stock by the Company, the gross offering price per share to the public; or

(ii)

otherwise, if there exists a public market for the Common Stock, the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on any exchange on which the Common Stock is listed, as published in the Western Edition of The Wall Street Journal, for the five (5) trading days immediately preceding the date of determination of FMV; or

(iii)

otherwise, the fair market value thereof as determined in good faith by the Board.

3.

(s)

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of §422 of the Code and the regulations promulgated thereunder.

(t)

“Non-qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u)

“Officer” means a person who is an officer of the Company within the meaning of §16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to this Plan.

(w)

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of this Plan.

(x)

“Optionholder” means a person to whom an Option is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Option.

(y)

“Option Shares” means the shares of Common Stock underlying and subject to acquisition as a result of exercise of an Option.

(z)

“Outside Director” means a Director of the Company who is both (i) an “outside director” for purposes of §162(m) of the Code, and (ii) a “non-employee director” for purposes of Rule 16b-3.

(aa)

 “Participant” means a person to whom a Stock Award is granted pursuant to this Plan or, if applicable, any other person who holds an outstanding Stock Award.

(bb)

“Plan” means this Timberline Resources Corporation 2004 Equity Incentive Plan.

(cc)

“Public Registration” means the earlier to occur of (i) the effectiveness of a registration statement filed by the Company with the U.S. Securities and Exchange Commission under the Securities Act with respect to the Common Stock, or (ii) registration of the Company under the Exchange Act.

(dd)

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ee)

“SAR” means a Stock Appreciation Right, i.e. the contractual right to receive a cash bonus on or before a designated date in an amount equal to the increase (if any) between the FMV as of the date of issuance of the SAR (or other designated base date) and the FMV as of the date of exercise or expiration of the SAR (or other designated end date).

(ff)

 “Securities Act” means the Securities Act of 1933, as amended.

4.

(gg)

“Stock Award” means any right granted under this Plan, including an Option, a Stock Bonus and/or a SAR.

(hh)

“Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of this Plan.

(ii)

“Stock Bonus” means an outright grant of Common Stock to a Participant, for which a Participant pays no consideration or less than Fair Market Value.

(jj)

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to §424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

3.

Administration.

(a)

General.  The Board may delegate administration of this Plan to a committee of one or more Directors (a “Committee”).  If the Board delegates administration of this Plan to a Committee, the Committee shall have, in connection with the administration of this Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board.  Following a Public Registration, the Committee shall consist exclusively of one or more Outside Directors.  The Board may abolish the Committee at any time and revest in the Board the administration of this Plan.  If no Committee is appointed by the Board or if the Committee has been abolished without replacement, the entire Board shall constitute the Committee for purposes of this Plan.

(b)

Administration by Committee.  The Committee shall administer this Plan.  The Committee shall have the power, subject to, and within the limitations of, the express provisions of this Plan:

(i)

Determination of Grants.  To determine from time to time which Eligible Recipients shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award (which need not be identical); and the number of shares with respect to which a Stock Award shall be granted to each Participant.

(ii)

Interpretation. To construe and interpret this Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in this Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

(iii)

Amendments.  To amend this Plan as provided in §15, below.

5.

(iv)

General.  Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of this Plan.

4.

Shares Subject to this Plan.

(a)

Share Reserve.  Subject to the provisions of §6(l) below, the Common Stock that may be issued pursuant to Stock Awards (not including SARs) shall not exceed in the aggregate seven-hundred fifty thousand (750,000) shares of Common Stock (the “Share Reserve”).  There is no limit upon the number of SARs that may be awarded to Participants.

(b)

Reversion of Shares to the Share Reserve.  If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Option Shares not acquired under such Option shall revert to the Share Reserve and again become available for issuance under this Plan.  If any Option Shares or Bonus Shares are forfeited prior to vesting, such Option Shares or Bonus Shares shall revert to the Share Reserve and again become available for issuance under this Plan.

(c)

Source of Shares.  The Common Stock subject to this Plan may be unissued shares or reacquired shares in treasury.

5.

Eligibility.

(a)

Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees.  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)

Ten Percent Shareholders.  No Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)

Section 162(m) Limitation.  Following a Public Registration, and subject to the provisions of §6(m) below, no Employee shall be granted Stock Awards covering more than one hundred fifty thousand (150,000) shares of Common Stock during any calendar year if and to the extent that such grant(s) would cause such Employee to receive excessive (and therefore non-deductible) remuneration under §162(m) of the Code and the rules and regulations promulgated thereunder.

6.

Option Provisions.

(a)

General.

Each Option shall be evidenced and governed by an Option Agreement, in such form and containing such terms and conditions as the Committee shall deem appropriate.  Each Option may be exercised, to the extent vested, in whole or in part, at any time and from time to time.  All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and a separate certificate or certificates will be issued for Option Shares purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option Agreement shall incorporate by reference

6.

the provisions of this Plan.

(b)

Term.  Unless otherwise provided in an individual Option Agreement, no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

(c)

Exercise Price.

(i)

Incentive Stock Options.  Subject to the provisions of §5(b) above, the exercise price of each Incentive Stock Option shall equal one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of §424(a) of the Code.

(ii)

Non-Qualified Stock Options.  Unless otherwise provided in an Option Agreement, the exercise price of each Non-qualified Stock Option shall equal one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

(d)

Incentive Stock Option Limitations.

(i)

Shareholder Approval.  This Plan, and the ISOs issued pursuant to this Plan have not, as of the date of adoption, been approved by the shareholders of the Company as provided in Section 422(a) of the Code.  No ISO may be issued pursuant to this Plan absent such shareholder approval, which must occur, if at all, within 12 months after the date of adoption of this Plan.

(ii)

$100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

(e)

Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid at the time the Option is exercised either (1) in cash, or (2) if (and only if) explicitly permitted in the applicable Option Agreement, to the extent allowed by applicable statutes and regulations:

(i)

Pyramiding. By delivery to the Company of already owned shares of Common Stock that either have been held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or were not acquired, directly or indirectly, from the Company, and that are owned free and clear of any liens, claims, encumbrances, or security interests; provided, however, that no Option may be so exercised to the extent it would constitute a violation of the provisions of any law, regulation, or agreement restricting the redemption of the Company’s stock.  Shares of

7.

Common Stock so delivered in payment of the exercise price of an Option shall be valued at the FMV thereof as of the date of exercise of the Option.

(ii)

Net Issue (“Cashless”) Exercise. If at any time when an Option is otherwise exercisable the FMV of one share of Common Stock is greater than the exercise price for the Option, the Optionholder may notify the Company of his or her election to exercise the Option in whole or in part by Net Issue Exercise by delivering a such notification together with surrender of the Option Agreement as provided herein, and the Optionholder shall receive from the Company a number of shares of Common Stock equal to:

A  x  (FMV - Exercise Price)

    FMV

where A equals the number of Option Shares as to which the Option is being exercised by Net Issue Exercise.

 (iii)

Other.  In any other form of legal consideration that may be acceptable to the Committee.

(f)

Transferability.

(i)  Incentive Stock Options. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(ii) Non-qualified Stock Options.  Unless otherwise provided in the applicable Option Agreement, a Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(g)

Vesting.

(i)

Schedule.  Unless otherwise provided in the applicable Option Agreement, each Option shall vest (i.e. become exercisable) as to one-third of the total number of Option Shares subject to the Option one (1) year following the applicable Date of Grant, and the Option shall vest as to two-thirds (the remainder) of the Option Shares over the subsequent two (2) year period in eight (8) equal quarterly increments.

(ii)

Cessation.  Vesting of all Options shall cease upon the Optionholder’s termination of Continuous Service, regardless of the reason for termination, except as otherwise provided in §10, below.

(h)

Early Termination.

(i)

Disability.  In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder or his or her representative may exercise his or her Option (to the extent vested as of the date of termination), but

8.

only within such period of time ending on the earlier of (A) the date twelve (12) months following such termination, or (B) the expiration of the term of the Option as set forth in the Option Agreement.  If and to the extent, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(ii)

Death.  In the event (A) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (B) the Optionholder dies within three (3) months after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent vested as of the date of termination) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (1) the date twelve (12) months following the date of termination, or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If and to the extent, after death, an Option is not exercised within the time specified herein, the Option shall terminate.

(iii)

Other Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than due to the Optionholder’s death or Disability, and other than due to termination for Cause), the Optionholder may exercise his or her Option (to the extent vested as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (B) the expiration of the term of the Option as set forth in the Option Agreement.  If and to the extent that, after termination, an Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(iv)

Extension of Termination Date.  Notwithstanding the foregoing, if the exercise of an Option following termination of an Optionholder’s Continuous Service is prohibited at any time when the Optionholder otherwise desires to exercise the Option, solely because an exemption from the registration requirements of the Securities Act and/or any applicable state securities law is not available, then the Option shall terminate on the earlier to occur of (A) three (3) months after the date on which such an exemption first becomes available, or (B) the expiration of the term of the Option as set forth in the Option Agreement.

(v)

Termination for Cause.  In the event that an Optionholder’s employment or other association with the Company is terminated by the Company for Cause, all Options held by such Optionholder (whether or not vested) shall thereupon immediately terminate.

9.

(i)

Early Exercise.  If (and only if) explicitly permitted in the applicable Option Agreement, the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise any or all of the unvested portion of the Option (“Early Exercise”).  Any Option with respect to which Early Exercise is available, shall be subject to the following:

(i)

Partial Exercise.  Partial exercise of a partially vested Option shall be deemed to cover first the vested portion of the Option and then the earliest vesting installment of the unvested portion of the Option.

(ii)

$100,000 ISO Limitation.  If the Option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which the Option plus all other Incentive Stock Options held by the Optionholder are exercisable for the first time during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

(iii)

Repurchase of Unvested Shares.  In the event that, following Early Exercise, the Optionholder’s Continuous Service is interrupted prior to the date on which the Option would have been fully vested, an appropriate portion of the Option Shares acquired by Early Exercise shall be subject to repurchase by the Company, at the option of the Company exercisable at any time within sixty (60) days following the date of such interruption, for cash in an amount equal to the exercise price thereof.

(j)

Re-Load Options.  If (and only if) explicitly permitted in the applicable Option Agreement, in the event an Optionholder exercises an Option in whole or in part by pyramiding or by cashless exercise prior to expiration or earlier termination of the Option, the Optionholder shall be entitled to a further Option (a “Re-Load Option”) upon exercise of the Option.  Any such Re-Load Option shall be subject to the following:

 (i)

Number of Shares.  The number of Option Shares subject to a Re-Load Option shall equal (A) the number of shares surrendered as part or all of the exercise price of such Option, in the event of pyramiding, or (B) the number of Option Shares foregone, in the event of cashless exercise.

(ii)

Expiration Date.  The expiration date of the Re-Load Option shall be the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option.

(iii)

Exercise Price.  The exercise price for the Re-Load Option shall equal one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option.

(iv)

Subject to Plan.  The Re-Load Option shall be subject to this Plan.

(v)

Same Type of Option.  If the original Option was a Non-qualified Stock Option, the Re-Load Option also shall be a Non-qualified Stock Option. If the original

10.

Option was an Incentive Stock Option, the Re-Load Option also shall be an Incentive Stock Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in §6(d)(ii) above and in §422(d) of the Code.

(vi)

No Further Re-Loads.  There shall be no Re-Load Options on a Re-Load Option.

(vii)

Limitations.  Any Re-Load Option shall be subject to the availability of sufficient shares under §4(a) and the “Section 162(m) Limitation” on the grants of Options under §5(c), above

(k)

No Shareholder Rights.  No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares subject to an Option unless and until such Participant has exercised and satisfied all requirements for exercise of the Option pursuant to its terms.

(l)

Stock Splits.

 (i)

Forward Stock Splits.  If at any time the number of shares of Common Stock outstanding shall be increased by a subdivision or split-up of shares of Common Stock, or by a stock dividend or recapitalization, then, effective upon the date of such increase, (A) the number of Option Shares to be delivered upon exercise of each outstanding Option shall be increased so that the Optionholder will be entitled to purchase the number of shares of Common Stock that such Optionholder would have owned immediately following such action had his or her Option been exercised immediately prior thereto, and (B) the number of shares of Common Stock subject to the Share Reserve shall be increased proportionately.

(ii)

Reverse Stock Splits. If at any time the number of shares of Common Stock outstanding shall be decreased by a combination of shares of Common Stock, then, effective upon the date of date of such combination, (A) the number of Option Shares to be delivered upon exercise of each outstanding Option shall be decreased so that the Optionholder will be entitled to purchase the number of shares of Common Stock that such Optionholder would have owned immediately following such action had his or her Option been exercised immediately prior thereto, and (B) the number of shares of Common Stock subject to the Share Reserve shall be decreased proportionately.

(iii)

Exercise Price Adjustment.  Whenever the number of Option Shares purchasable upon exercise of outstanding Options is adjusted pursuant to this §6(l), the exercise price payable upon exercise of each such Option shall be adjusted by multiplying the applicable exercise price in effect immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Option Shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of Option Shares purchasable immediately thereafter.

11.

(m)

Liquidation.  In the event of a liquidation of the Company, then effective immediately prior to such event (i) all outstanding Options shall terminate, and (ii) all unvested Option Shares and unvested Bonus Shares shall be forfeited and revert to the Company.

(n)

Reorganization, Reclassification, Consolidation, Merger or Sale.

(i)

Organic Changes. Any reorganization, recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, securities and/or other property of the Company and/or of any third party with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change”.  In connection with any Organic Change, absent an election by the Board permitted under §6(n)(ii) immediately below, (A) the Company shall make appropriate provision to ensure that each Optionholder shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the Option Shares immediately theretofore acquirable upon exercise of his or her Option, such cash, securities and/or other property as such Optionholder would have received in connection with such Organic Change if such Optionholder had been entitled to exercise and had exercised his or her Option immediately prior to such Organic Change, and (B) the vesting, early termination and other provisions of this Plan and the applicable Option Agreement shall continue thereafter with respect to the Option and such cash, securities and/or other property to the extent possible.  The Company shall not effect any Organic Change unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument, the obligation to deliver to the Optionholder such cash, securities and/or other Property as, in accordance with the foregoing provisions, the Optionholder may be entitled to acquire.

(ii)

Accelerated Vesting/Termination.  In connection with any Organic Change, notwithstanding the provisions of §6(n)(i) above, the Board may elect instead (A) to accelerate the vesting of all outstanding Options, and (B) to require all Optionholders to decide whether to exercise their Options in connection with (and contingent upon the consummation of) the Organic Change.  Any Options not exercised following an election by the Board under this §6(n)(ii) shall terminate effective and contingent upon the consummation of the Organic Change.

(o)

Notice of ISO Disposition.  Each Optionholder acquiring Option Shares through exercise of an ISO shall notify the Company in writing within fifteen (15) days after the date of any disposition of any of such Option Shares that occurs (i) within two (2) years after the applicable Date of Grant, or (ii) within one (1) year after such Option Shares were acquired as a result of exercise of the ISO.

(p)

Exercise Procedure.  An Optionholder may exercise the vested portion of an Option (and the unvested portion of an Option if the applicable Option Agreement so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the applicable exercise price to the Secretary of the Company, or to such other

12.

person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

7.

Provisions of Stock Bonuses.

(a)

General.  Each Stock Bonus shall be evidenced and governed by a Stock Award Agreement, in such form and containing such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of separate Stock Bonus awards need not be identical, but each Stock Bonus award shall incorporate by reference the provisions of this Plan.

(b)

Consideration.  A Stock Bonus shall be awarded in consideration for past services actually rendered to the Company or an Affiliate of the Company for its benefit.

(c)

Vesting Schedule.  Unless otherwise provided in the applicable Stock Award Agreement, Bonus Shares shall vest (i.e. become non-forfeitable) as follows:  one-third of the total number of Bonus Shares shall vest one (1) year following the Date of Grant, and two-thirds (the remainder) of the Bonus Shares shall vest over the subsequent two (2) year period in eight (8) equal quarterly increments.

(d)

End of Continuous Service.  Effective upon the Participant’s termination of Continuous Service, regardless of the reason for termination, except as otherwise provided in §9  below, (i) vesting of all Bonus Shares shall cease, and (ii) all unvested Bonus Shares shall be forfeited and revert to the Company.

8.

Provisions of SARs.

(a)

General.

Each SAR shall be evidenced and governed by a SAR Award, in such form and containing such terms and conditions as the Committee shall deem appropriate.  Unless otherwise provided in the SAR Award, each SAR may be exercised, to the extent vested, in whole or in part, at any time and from time to time.  The provisions of separate SAR Awards need not be identical, but each SAR Award shall incorporate by reference the provisions of this Plan.

(b)

Base Price.   Unless otherwise provided in a SAR Award, the base price of each SAR shall equal one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the SAR is granted.

(c)

Transferability.   Unless otherwise provided in the applicable SAR Award, a SAR shall not be transferable during the lifetime of the Participant.

(d)

Vesting.

(i)

Schedule.  Unless otherwise provided in the applicable SAR Award, each SAR shall vest (i.e. become exercisable) as to one-third of the total number of shares subject to the SAR one (1) year following the applicable Date of Grant, and the SAR shall vest as to two-thirds (the remainder) of such shares over the subsequent two (2) year period in eight (8) equal quarterly increments.

13.

(ii)

Cessation.  Vesting of all SARs shall cease upon the Participant’s termination of Continuous Service, regardless of the reason for termination, except as otherwise provided in §10, below.

(e)

Early Termination.

(i)

Disability.  In the event a Participant’s Continuous Service terminates as a result of his or her Disability, the Participant or his or her representative may exercise his or her SAR (to the extent vested as of the date of termination), but only within such period of time ending on the earlier of (A) the date twelve (12) months following such termination, or (B) the expiration of the term of the SAR as set forth in the SAR Award.  If and to the extent, after termination, the Participant or his or her representative does not exercise his or her SAR within the time specified herein, the SAR shall terminate.

(ii)

Death.  In the event (A) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (B) the Participant dies within three (3) months after the termination of the Participant’s Continuous Service for a reason other than death, then the SAR may be exercised (to the extent vested as of the date of termination) by the Participant’s estate or by a person who acquired the right to exercise the SAR by bequest or inheritance, but only within the period ending on the earlier of (1) the date twelve (12) months following the date of termination, or (2) the expiration of the term of such SAR as set forth in the SAR Award.  If and to the extent, after death, a SAR is not exercised within the time specified herein, the SAR shall terminate.

(iii)

Other Termination of Continuous Service.  In the event a Participant’s Continuous Service terminates (other than due to the Participant’s death or Disability, and other than due to termination for Cause), the Participant may exercise his or her SARs (to the extent vested as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service, or (B) the expiration of the term of the SAR as set forth in the SAR Award.  If and to the extent that, after termination, a Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate.

(iv)

Termination for Cause.  In the event that a Participant’s employment or other association with the Company is terminated by the Company for Cause, all SARs held by such Participant (whether or not vested) shall thereupon immediately terminate.

(f)

Stock Splits.  If at any time the number of shares of Common Stock outstanding shall be increased by a subdivision or split-up of shares of Common Stock, or by a stock dividend or recapitalization, or the number of shares of Common Stock outstanding shall be decreased by a combination of shares of Common Stock, then, effective upon the date of such increase, the number of shares and base price of each outstanding SAR shall be subject to appropriate adjustment.

(g)

Liquidation.  In the event of a liquidation of the Company, then effective immediately prior to such event, all outstanding SARs shall terminate.

14.

(h)

Reorganization, Reclassification, Consolidation, Merger or Sale.  In connection with any Organic Change, (i) all outstanding unvested SARs shall vest, and (ii) absent exercise prior to consummation of the Organic Change (which exercise may be made contingent upon closing of the Organic Change), all outstanding SARs shall terminate effective upon the consummation of the Organic Change.

9.

Provisions Applicable To All Stock Awards

(a)

Market Standoff.  The Company (or a representative of its underwriters) may, in connection with a Public Registration, require that each Participant not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Participant for a period of time specified by the Company or its underwriter(s) following the effective date of the Public Registration.  The Company or the underwriter(s) may require the Participants to execute and deliver such other agreements that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of such period.

(b)

Claw-back.  This §9(b) shall apply in the event (and only in the event) that, during the term of a Participant’s employment or other association with the Company or within nine (9) months thereafter, the Participant becomes employed by or otherwise affiliated with, directly or indirectly as an officer, director, employee, manager, general partner, trustee, consultant, contractor, or more than five percent (5%) owner of, any person or entity that competes with the Business of the Company anywhere in North America (a “Competitive Event”).   Effective upon a Competitive Event, unless waived by the Company:

(i)

Termination of Unexercised Rights.  All vested and unvested unexercised Options and SARs shall terminate.

(ii)

Forfeiture of Unvested Shares.  All unvested Option Shares and unvested Bonus Shares shall be forfeited and revert to the Company.

(iii)

Repurchase of Vested Shares.  The Company shall have the right, exercisable at any time within sixty (60) days following actual knowledge of the Competitive Event by the Committee, to repurchase any or all of the Participant’s vested Option Shares and vested Bonus Shares for cash in an amount equal to the original purchase price thereof.

(c)

No Transfer of Unvested Rights.   No Participant shall be entitled to sell, pledge or otherwise transfer, with or without consideration (“Transfer”), any SARs, any unvested Option Shares, or any unvested Bonus Shares.

(d)

Right of First Refusal.

(i)

General.  If any Participant shall at any time propose to Transfer any vested Option Shares or vested Bonus Shares (“Offered Shares”), other than to a spouse, a lineal descendant, or a trust all of the beneficiaries of which are the Participant’s spouse

15.

and/or lineal descendants (“Permitted Transferees”), the Participant shall, prior to such Transfer, deliver to the Company an offer (the “Offer”) to Transfer the Offered Shares to the Company or its assigns in accordance with this §8(d)(i).  The Offer shall state the name of the proposed transferee and the terms (including the purchase price) of the proposed Transfer.  The Offer shall remain open and irrevocable for a period of thirty (30) days from the delivery thereof to the Company (the “Acceptance Period”).  The Company may accept the Offer and purchase all (but not less than all) of the Offered Shares by delivering to the Participant a notice in writing (the “Acceptance Notice”) within the Acceptance Period.  If the Company delivers an Acceptance Notice, the transfer of the Offered Shares to the Company shall be made on a business day, not less than ten (10) and not more than thirty (30) days after delivery of the Acceptance Notice, on the terms and conditions of the Offer.  If the Company does not exercise within the Acceptance Period its right to purchase all of the Offered Shares, the Participant may Transfer all (and not less than all) of the Offered Shares on terms and conditions not less favorable to Participant than the terms and conditions of the Offer to (and only to) the proposed transferee within ninety (90) days after expiration of the Acceptance Period.  If such Transfer is not made within such 90-day period, the restrictions provided for in this §8(d)(i) shall again become effective.

(ii)

Termination of Right of First Refusal.  This §9(d) shall terminate and become void upon a Public Registration.

(e)

Continuing Agreements.  As a condition to the effectiveness of any Transfer of Option Shares or Bonus Shares, the transferee shall be required to execute an acknowledgement that the provisions of this §9 shall survive the Transfer.  Any Transfer in violation of this §9 shall be null and void.  Each certificate evidencing Option Shares and Bonus Shares shall reflect a legend substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE ISSUER’S 2004 EQUITY INCENTIVE PLAN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE ISSUER.  AMONG OTHER PROVISIONS, SUCH PLAN RESTRICTS TRANSFER OF THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE.

10.

Change of Control.

(a)

Loss of Employment.  In connection with a Change of Control, with respect to each Participant who holds any unvested Stock Awards and who is an Employee of the Company immediately prior to such Change of Control (a “Continuing Employee”), in the event that (A) any surviving or acquiring entity assumes unvested Stock Awards outstanding under this Plan or substitutes similar stock awards pursuant to §6(n)(i) above, and (B) either (I) the Continuing Employee is not offered employment by the surviving or acquiring entity (which employment shall not result in any reduction in the Participant’s salary or any material adverse change in the Participant’s package of benefits in effect at the time of the Change of Control, taken as a whole), (II) such Continuing Employee is terminated by the surviving or acquiring entity without Cause within nine (9) months following the effective date of the Change of Control, or (III) such

16.

Continuing Employee voluntarily terminates his or her employment for Good Reason (as defined herein) within nine (9) months following the effective date of the Change of Control, then with respect to such unvested Stock Awards held by such Continuing Employee, the vesting of such Stock Awards shall be accelerated in full effective immediately prior to such termination.  As used herein, “Good Reason” shall mean (I) a reduction in compensation; (II) a relocation of the principal worksite location to a location more than thirty (30) miles from the principal worksite immediately prior to the Change of Control; or (III) for an Officer, a material reduction in responsibilities, title or authority as in effect immediately prior to the Change of Control.

(b)

Automatic Acceleration.  The Committee shall have the authority (but not an obligation) to include as part of any Stock Award Agreement a provision automatically vesting in full the Option or the Bonus Shares subject to the Stock Award, effective upon a Change of Control, regardless of whether the Participant is an Employee or whether the Participant’s employment or other association with the Company terminates in connection with the Change of Control.

11.

Tax Bonuses.

In connection with any Stock Award, if specifically so provided in the Stock Award Agreement, the Company shall have the right (but no obligation) to pay or commit itself to pay to the Participant a cash bonus (a “Tax Bonus”) in such amount as may be sufficient to allow the Participant pay his or her incremental federal and state income taxes arising as a consequence of (i) receipt of the Tax Bonus, and (ii) as applicable, receipt of a Stock Bonus, exercise of a Non-qualified Stock Option, or exercise of a SAR.

12.

Covenants of the Participants.

(a)

No Employment or other Service Rights.  Nothing in this Plan or any Stock Award Agreement (i) shall confer upon any Participant any right to continue to serve the Company or an Affiliate of the Company in the capacity in effect at the time the Stock Award was granted or in any other capacity, or (ii) shall affect the right of the Company or an Affiliate of the Company to terminate (I) the employment of an Employee with or without notice and with or without cause, subject to the terms of any employment agreement with such Employee, (II) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate of the Company, or (III) the service of a Director pursuant to the Bylaws of the Company (or its Affiliate) and any applicable provisions of the corporate law of the state in which the Company (or its Affiliate) is incorporated, as the case may be.

(b)

Investment Assurances.

(i)

By virtue of his or her acceptance of a Stock Award and execution of a Stock Award Agreement, each Participant automatically shall be deemed to have represented and warranted to the Company that:

(A)

The Stock Award is being acquired for the Participant’s own account, for investment purposes only, not for the account of any other person and not with a view to distribution, assignment or resale to others. The Participant will not sell, hypothecate or otherwise transfer the Stock Award unless (I) the transfer

17.

is registered under the Securities Act, and registered or qualified for sale under applicable state securities laws, or (II) unless waived by the Company, the Company has received a written opinion of counsel (which opinion and counsel are satisfactory to the Company) that an exemption from the registration or qualification requirements of the Securities Act and such state laws is available.

(B)

The Participant understands that (I) the value of the Stock Award is speculative, and (II) there may be no public or other market for the Stock Award.

(ii)

By virtue of his or her exercise of an Option, each Optionholder automatically shall be deemed to have represented and warranted to the Company that:

(A)

The Option Shares purchased as a consequence of exercise of the Option are being acquired for the Optionholder’s own account, for investment purposes only, not for the account of any other person and not with a view to distribution, assignment or resale to others. The Optionholder will not sell, hypothecate or otherwise transfer the Option Shares unless (I) the transfer is registered under the Securities Act, and registered or qualified for sale under applicable state securities laws, or (II) unless waived by the Company, the Company has received a written opinion of counsel (which opinion and counsel are satisfactory to the Company) that an exemption from the registration or qualification requirements of the Securities Act and such state laws is available.

 (B)

The Optionholder is familiar with and understands the current and proposed business activities of the Company. The Optionholder has been given the opportunity to obtain additional information from the Company and to discuss the current and proposed business of the Company with representatives of the Company. The Company has made available to the Optionholder all documents and information that the Optionholder has requested relating to an investment in the Option Shares. With respect to tax and other economic considerations involved in the investment, the Optionholder is not relying on any advice or opinions from the Company or any person acting on its behalf.  The Optionholder has carefully considered and has, to the extent the Optionholder believes appropriate, discussed with the Optionholder’s legal, tax, accounting and financial advisors the suitability of an investment in the Option Shares for the Optionholder’s particular tax and financial situation and has determined that the Option Shares which the Optionholder is purchasing are a suitable investment. The Optionholder (I) has adequate means for providing for the Optionholder’s current financial needs and personal contingencies; (II) has no need for liquidity in the investment; (III) can afford a complete loss of the funds invested in the Option Shares; (IV) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Optionholder’s net worth, and (V) the Optionholder’s investment in the Option Shares will not cause such overall commitment to become excessive.

18.

(C)

The Optionholder understands that (I) an investment in the Option Shares is speculative in nature and involves a substantial degree of risk, including risk of losing of all or a portion of the Optionholder’s investment, (II) the return of the Optionholder’s investment, not just the return on the Optionholder’s investment, is in doubt, (III) there may be no public or other market for the Option Shares, and no assurance can be given that any such market will ever develop, (IV) there can be no assurance that the Optionholder will be able to sell or dispose of the Option Shares, and (V) no assignment, sale, transfer, exchange or other disposition of the Option Shares can be made except in accordance with the provisions of this Plan.  The Optionholder understands the risk factors related to his or her purchase of the Option Shares.

 (iii)

The Company may require a Participant, as a condition of exercising an Option or a SAR, or acquiring Bonus Shares under any Stock Award, to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring Common Stock.

(iv)

By virtue of his or her acceptance of Bonus Shares, each such Participant automatically shall be deemed to have represented and warranted to the Company that:

(A)

The Bonus Shares are being acquired for such Participant’s own account, for investment purposes only, not for the account of any other person and not with a view to distribution, assignment or resale to others.  Such Participant will not sell, hypothecate or otherwise transfer the Bonus Shares unless (I) the transfer is registered under the Securities Act, and registered or qualified for sale under applicable state securities laws, or (II) unless waived by the Company, the Company has received a written opinion of counsel (which opinion and counsel are satisfactory to the Company) that an exemption from the registration or qualification requirements of the Securities Act and such state laws is available.

 (B)

Such Participant is familiar with and understands the current and proposed business activities of the Company.  Such Participant has been given the opportunity to obtain additional information from the Company and to discuss the current and proposed business of the Company with representatives of the Company.  The Company has made available to such Participant all documents and information that such Participant has requested relating to an investment in the Bonus Shares.  With respect to tax and other economic considerations involved in the investment, such Participant is not relying on any advice or opinions from the Company or any person acting on its behalf.  Such Participant has carefully considered and has, to the extent such Participant believes appropriate, discussed with such Participant’s legal, tax, accounting and financial advisors the suitability of an investment in the Bonus Shares for such Participant’s particular tax and financial situation and has determined that the Bonus Shares are a suitable investment. Such Participant (I) has adequate means for providing for

19.

such Participant’s current financial needs and personal contingencies; (II) has no need for liquidity in the investment; (III) can afford a complete loss of the value of the Bonus Shares; (IV) does not have an overall commitment to investments which are not readily marketable that is disproportionate to such Participant’s net worth, and (V) such Participant’s investment in the Bonus Shares will not cause such overall commitment to become excessive.

(C)

Such Participant understands that (I) an investment in the Bonus Shares is speculative in nature and involves a substantial degree of risk, including risk of losing of all or a portion of such Participant’s investment, (II) the return of such Participant’s investment, not just the return on such Participant’s investment, is in doubt, (III) there may be no public or other market for the Bonus Shares, and no assurance can be given that any such market will ever develop, (IV) there can be no assurance that such Participant will be able to sell or dispose of the Bonus Shares, and (V) no assignment, sale, transfer, exchange or other disposition of the Bonus Shares can be made except in accordance with the provisions of this Plan.  Such Participant understands the risk factors related to an investment in the Bonus Shares.

(v)

The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of Option Shares upon the exercise of an Option or acquisition of Bonus Shares under a Stock Award has been registered under a currently effective registration statement under the Securities Act.  Absent such registration, each certificate evidencing Option Shares and Bonus Shares shall reflect a legend substantially to the following effect:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS THEY ARE REGISTERED UNDER THE 1933 ACT AND REGISTERED OR QUALIFIED FOR SALE UNDER APPLICABLE STATE SECURITIES LAWS OR, UNLESS WAIVED BY THE COMPANY, THE COMPANY HAS RECEIVED AN ACCEPTABLE OPINION OF COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

(c)

Withholding Obligations.  The Participant shall satisfy any federal, state or local tax withholding obligation relating to the exercise of an Option, the acquisition of Bonus Shares, the lapse of any substantial risk of forfeiture, and/or the disposition of Common Stock acquired in connection with a Stock Award, in one or more of the following ways to be selected by the Company:  (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from

20.

the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.  No Option or SAR may be exercised, nor may any Bonus Shares be issued, unless the tax withholding obligations of the Company are satisfied.

13.

Covenants of the Company.

(a)

Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)

Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act, or qualify under any state securities laws, this Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under this Plan, the Company shall be relieved from any liability for failure to issue Stock Bonuses and sell stock upon exercise of Options, unless and until such authority is obtained.

14.

Use of Proceeds from Stock.

Any proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

15.

Amendment of this Plan.

(a)

Amendment of Plan.  The Board at any time, and from time to time, may amend this Plan.  However, except as provided in §6(m), no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of §422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)

Shareholder Approval.  The Board may, in its sole discretion, submit any other amendment to this Plan for shareholder approval, including, but not limited to, amendments to this Plan intended to satisfy the requirements of §162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Officers.

(c)

Contemplated Amendments.  It is expressly contemplated that the Committee may amend this Plan in any respect the Committee deems necessary or advisable to provide Eligible Recipients with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to ISOs and/or to bring this Plan and/or ISOs granted hereunder into compliance therewith.

21.

(d)

No Impairment of Rights.  Rights under any Stock Award granted before any amendment of this Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the Participant, and (ii) the Participant consents in writing.

16.

Termination or Suspension of Plan.

(a)

Plan Term.  The Committee may suspend or terminate this Plan at any time.  Unless sooner terminated, this Plan shall terminate on the fifth (5th) anniversary of its adoption date first set forth above.  No Stock Awards may be granted under this Plan while this Plan is suspended or after it is terminated.

(b)

No Impairment of Rights.  Suspension or termination of this Plan shall not impair any rights or affect any obligations under any Stock Award outstanding as of the date of the suspension or termination.

17.

Miscellaneous.

(a)

Acceleration of Exercisability and Vesting.  The Committee shall have the power to accelerate the time at which an Option may first be exercised or the time at which Option Shares or Bonus Shares or any part thereof will vest, notwithstanding any provisions in this Plan or in the applicable Stock Award to the contrary.

(b)

Interpretation; Governing Law.  All questions concerning the construction, validity and interpretation of this Plan (i) shall be decided conclusively by the Committee, without appeal, and (ii) shall be governed by the law of the State of Idaho, without regard to such state’s conflict of laws rules.

(c)

Notices.  Any notices related to a Stock Award Agreement or this Plan shall be given in writing and shall be deemed effectively given upon actual receipt or, in the case of notices delivered by the Company to a Participant, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Participant at his or her last address in the Company’s records.

*

*

*

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